SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 18, 2004



                                  Norstan, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)



          Minnesota                  0-8141                   41-0835746
          ---------                  ------                   ----------
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


                               5101 Shady Oak Road
                           Minnetonka, Minnesota 55343
                           ---------------------------
                    (Address of Principal Executive Offices)


               Registrant's telephone number, including area code:
                                 (952) 352-4000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2004, Norstan issued a press release announcing the appointment of Wayne Andrews to the company's board of directors. A copy of that press release is included as Exhibit 99.1 to this report and is incorporated by reference into this item.


Item 9.01      Financial Statements and Exhibits.

     (a)   Not Applicable

     (b)   Not Applicable

     (c)   Exhibits.

             99.1  News Release dated October 18, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NORSTAN, INC.


Date: October 18, 2004                           /s/ Robert J. Vold
                                                 ------------------
                                                 Robert J. Vold
                                                 Senior Vice President and
                                                 Chief Financial Officer